SUNAMERICA SERIES TRUST
TECHNOLOGY PORTFOLIO
MORGAN STANLEY INVESTMENT MANAGEMENT, INC.
QUARTER ENDED: JUNE 30, 2004

Procedures Pursuant to Rule 10f-3


		Securities Purchased


Name of Issuer                 SIRF Technology Holdings, Inc.

Title of Security               Common Stock

Date of First Offering          04/21/2004

Amount of Total Offering        132,000,000

Unit Price              $12

Underwriting Spread or Commission               $0.84

Dollar Amount of Purchases              $62,400

Number of Shares Purchased               5,200

Years of Continuous Operation           3+

Offering Type:          U.S. Registered

Percentage of Offering Purchased                0.047%
by Portfolio

Percentage of Offering Purchased by             1.998%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)            2.045%

Percentage of Portfolio Assets          0.098%
Applied to Purchase

Name(s) of Underwriter(s) or       CS First Boston, Deutsche Bank Securities,
Dealer(s) from whom Purchased      & Thomas Weisel Partners, LLC.

Underwriting Syndicate Members:         Morgan Stanley




SUNAMERICA SERIES TRUST
TECHNOLOGY PORTFOLIO
MORGAN STANLEY INVESTMENT MANAGEMENT, INC.
QUARTER ENDED: JUNE 30, 2004

Procedures Pursuant to Rule 10f-3


		Securities Purchased

Name of Issuer                  Salesforce.com, Inc.

Title of Security               Common Stock

Date of First Offering          06/22/2004

Amount of Total Offering                 110,000,000

Unit Price              $11

Underwriting Spread or Commission               $0.77

Dollar Amount of Purchases               $33,000

Number of Shares Purchased              3,000

Years of Continuous Operation           3+

Offering Type:          U.S. Registered

Percentage of Offering Purchased                0.030%
by Portfolio

Percentage of Offering Purchased by             2.04%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)            2%

Percentage of Portfolio Assets          0.064%
Applied to Purchase

Name(s) of Underwriter(s) or            UBS Investment Bank
Dealer(s) from whom Purchased

Underwriting Syndicate Members:  Deutsche Bank Securities, Morgan Stanley,
				 Wachovia Securities & William Blair & Company